                                                                    Exhibit 24.1


                                  POWER OF ATTORNEY




KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints John S. Moody, and his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to sign any and all amendments (including post-effective amendments) to this Registration Statement and all amendments and supplements to any prospectus relating thereto and any other documents and instruments incidental thereto, and any registration statement filed pursuant to Rule 462 under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with John S. Moody, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as full to all intents and purposes as he might or could do in person, hereby ratifying and confirming that each of said attorneys-in-fact and agents and/or John S. Moody, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



        13-7-1998                                 /s/ Dr. Lutz Mellinger
----------------------------                 -----------------------------------
          Date                                         Dr. Lutz Mellinger

                                  POWER OF ATTORNEY





KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints John S. Moody, and his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to sign any and all amendments (including post-effective amendments) to this Registration Statement and all amendments and supplements to any prospectus relating thereto and any other documents and instruments incidental thereto, and any registration statement filed pursuant to Rule 462 under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with John S. Moody, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as full to all intents and purposes as he might or could do in person, hereby ratifying and confirming that each of said attorneys-in-fact and agents and/or John S. Moody, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



       13 July 1998                                /s/ Hans C. Mautner
----------------------------                 -----------------------------------
          Date                                         Hans C. Mautner

                                  POWER OF ATTORNEY





KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints John S. Moody, and his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to sign any and all amendments (including post-effective amendments) to this Registration Statement and all amendments and supplements to any prospectus relating thereto and any other documents and instruments incidental thereto, and any registration statement filed pursuant to Rule 462 under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with John S. Moody, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as full to all intents and purposes as he might or could do in person, hereby ratifying and confirming that each of said attorneys-in-fact and agents and/or John S. Moody, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



      13 July, 1998                             /s/ Dr. Karl-Ludwig Hermann
----------------------------                 -----------------------------------
          Date                                     Dr. Karl-Ludwig Hermann

                                  POWER OF ATTORNEY




KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints John S. Moody, and his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to sign any and all amendments (including post-effective amendments) to this Registration Statement and all amendments and supplements to any prospectus relating thereto and any other documents and instruments incidental thereto, and any registration statement filed pursuant to Rule 462 under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with John S. Moody, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as full to all intents and purposes as he might or could do in person, hereby ratifying and confirming that each of said attorneys-in-fact and agents and/or John S. Moody, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



       July 13, 1998                                 /s/ Blake Eagle
----------------------------                 -----------------------------------
          Date                                          Blake Eagle

                                  POWER OF ATTORNEY





KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints John S. Moody, and his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to sign any and all amendments (including post-effective amendments) to this Registration Statement and all amendments and supplements to any prospectus relating thereto and any other documents and instruments incidental thereto, and any registration statement filed pursuant to Rule 462 under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with John S. Moody, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as full to all intents and purposes as he might or could do in person, hereby ratifying and confirming that each of said attorneys-in-fact and agents and/or John S. Moody, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



         7-13-98                                    /s/ Cecil D. Conlee
----------------------------                 -----------------------------------
          Date                                         Cecil D. Conlee

                                  POWER OF ATTORNEY




KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints John S. Moody, and his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to sign any and all amendments (including post-effective amendments) to this Registration Statement and all amendments and supplements to any prospectus relating thereto and any other documents and instruments incidental thereto, and any registration statement filed pursuant to Rule 462 under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with John S. Moody, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as full to all intents and purposes as he might or could do in person, hereby ratifying and confirming that each of said attorneys-in-fact and agents and/or John S. Moody, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



      July 14, 1998                               /s/ Craig R. Stapleton
----------------------------                 -----------------------------------
          Date                                       Craig R. Stapleton

                                  POWER OF ATTORNEY





KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints John S. Moody, and his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to sign any and all amendments (including post-effective amendments) to this Registration Statement and all amendments and supplements to any prospectus relating thereto and any other documents and instruments incidental thereto, and any registration statement filed pursuant to Rule 462 under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with John S. Moody, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as full to all intents and purposes as he might or could do in person, hereby ratifying and confirming that each of said attorneys-in-fact and agents and/or John S. Moody, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



         7/14/98                                   /s/ Michael J.G. Topham
----------------------------                 -----------------------------------
          Date                                       Michael J.G. Topham